UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 10, 2003.

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuer of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Exact name of registrant as specified in its charter)

Virginia	333-75276	54-2058720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 East Shore Drive Room 1048 Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 967-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.	Not Applicable.

Item 2.	Not Applicable.

Item 3.	Not Applicable.

Item 4.	Not Applicable.

Item 5.	On October 10, 2003, the Capital One Multi-asset Execution Trust issued its Class A(2003-5) Notes.

Item 6.	Not Applicable.

Item 7.	Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 4.

Exhibit 4.1         Class A(2003-5) Terms Document dated as of October 10, 2003.

Item 8.	Not Applicable.

Item 9.	Not Applicable.

Item 10.	Not Applicable.

Item 11.	Not Applicable.

Item 12.	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Capital One Funding, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust and as Transferor of the Capital One Master Trust, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

By:	CAPITAL ONE FUNDING, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust and as Transferor of the Capital One Master Trust

October 17, 2003	By:	/s/ JEFFERY A. ELSWICK

	Name:	Jeffery A. Elswick
	Title:	President, Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Class A(2003-5) Terms Document dated as of October 10, 2003.